Exhibit 99.4

                       GE CAPITAL MORTGAGE SERVICES, INC.

                                MONTHLY STATEMENT

                                   APRIL 1997

                   REMIC Multi-Class Pass-Through Certificates

                                 Series 1997-2

     Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the
"Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     (a)    The amounts below are for a Single Certificate of $1,000:

            i)  The amount of such distribution allocable to principal:

     Class 1-A1...$      0.00000000   Class 2-A1......$      17.67495211
                  -----------------                   ------------------
     Class 1-A2...$      0.00000000   Class 2-A2......$       0.00000000
                  -----------------                   ------------------
     Class 1-A3...$      0.00000000   Class.2-A3......$       0.00000000
                  -----------------                   ------------------
     Class 1-A4...$      8.47848271   Class.2-A4......$       0.00000000
                  -----------------                   ------------------
     Class 1-A5...$      6.13295041   Class.2-A5......$       0.00000000
                  -----------------                   ------------------
     Class 1-A6...$      6.36394336   Class 2-A6......$       0.00000000
                  -----------------                   ------------------
     Class 1-A7...$      2.85115603   Class 2-A7......$       3.08221778
                  -----------------                   ------------------
     Class 1-A8...$     46.58114133   Class 2-PO......$       3.56594486
                  -----------------                   ------------------
     Class 1-A9...$     46.58114000   Class 2-M.......$       3.08220357
                  -----------------                   ------------------
     Class 1-A10..$     24.14920364   Class 2-B1......$       3.08220700
                  -----------------                   ------------------
     Class 1-A11..$      7.53314840   Class 2-B2......$       3.08220700
                  -----------------                   ------------------
     Class 1-A12..$      0.00000000   Class 2-B3......$       3.08220928
                  -----------------                   ------------------
     Class 1-A13..$      0.00000000   Class 2-B4......$       3.08220357
                  -----------------                   ------------------
     Class 1-A14..$      0.00000000   Class 2-B5......$       3.08217577
                  -----------------                   ------------------
     Class 1-A15..$     70.63229326
                  -----------------
     Class 1-A16..$      0.68192810
                  -----------------
     Class 1-A17..$      0.68192667
                  -----------------
     Class 1-PO...$      0.58888988
                  -----------------
     Class 1-M....$      0.68192073
                  -----------------
     Class 1-B1...$      0.68192094
                  -----------------
     Class 1-B2...$      0.68192094
                  -----------------
     Class 1-B3...$      0.68192274
                  -----------------
     Class 1-B4...$      0.68192308
                  -----------------
     Class 1-B5...$      0.68191596
                  -----------------
     Class 1-R....$      0.00000000
                  -----------------
     Class 1-RL...$      0.00000000
                  -----------------

     Principal Prepayments included in the above principal distribution (including amounts deposited pursuant to Section 3.17, Scheduled Principal Balances of Defaulted Mortgage Loans, Designated Loans and Defective Mortgage Loans which are being distributed on this Distribution Date):

     Class 1-A1...$      0.00000000   Class 2-A1......$       1.88028544
                  -----------------                   ------------------
     Class 1-A2...$      0.00000000   Class 2-A2......$       0.00000000
                  -----------------                   ------------------
     Class 1-A3...$      0.00000000   Class.2-A3......$       0.00000000
                  -----------------                   ------------------
     Class 1-A4...$      7.37380826   Class.2-A4......$       0.00000000
                  -----------------                   ------------------
     Class 1-A5...$      5.33387894   Class.2-A5......$       0.00000000
                  -----------------                   ------------------
     Class 1-A6...$       5.53477547  Class 2-A6......$       0.00000000
                  ------------------                  ------------------
     Class 1-A7...$       2.47967456  Class 2-A7......$       0.32789052
                  ------------------                  ------------------
     Class 1-A8...$      40.51201333  Class 2-PO......$       0.37935006
                  ------------------                  ------------------
     Class 1-A9...$      40.51201217  Class 2-B1......$       0.00000000
                  ------------------                  ------------------
     Class 1-A10..$      21.00276704  Class 2-B2......$       0.00000000
                  ------------------                  ------------------
     Class 1-A11..$       6.55164300  Class 2-B3......$       0.00000000
                  ------------------                  ------------------
     Class 1-A12..$       0.00000000  Class 2-B4......$       0.00000000
                  ------------------                  ------------------
     Class 1-A13..$       0.00000000  Class 2-B5......$       0.00000000
                  ------------------                  ------------------
     Class 1-A14..$       0.00000000
                  ------------------
     Class 1-A15..$      61.42950396
                  ------------------
     Class 1-A16..$       0.59307865
                  ------------------
     Class 1-A17..$       0.59307740
                  ------------------
     Class 1-PO...$       0.51216252
                  ------------------
     Class 1-M....$       0.00000000
                  ------------------
     Class 1-B1...$       0.00000000
                  ------------------
     Class 1-B2...$       0.00000000
                  ------------------
     Class 1-B3...$       0.00000000
                  ------------------
     Class 1-B4...$       0.00000000
                  ------------------
     Class 1-B5...$       0.00000000
                  ------------------
     Class 1-R....$       0.00000000
                  ------------------
     Class 1-RL...$       0.00000000
                  ------------------

           ii) The amount of such distribution to the Certificateholders of each class, allocable to Interest; Pay-out Rate:

     Class 1-A1...$       5.41666665             6.50000000%
                  ------------------             ----------
     Class 1-A2...$       5.62499995             6.75000000%
                  ------------------             ----------
     Class 1-A3...$       6.24999976             7.50000000%
                  ------------------             ----------
     Class 1-A4...$       5.79245049             7.00000000%
                  ------------------             ----------
     Class 1-A5...$       6.21664626             7.50000000%
                  ------------------             ----------
     Class 1-A6...$       6.21538991             7.50000000%
                  ------------------             ----------
     Class 1-A7...$       3.91285604             7.50000000%
                  ------------------             ----------
     Class 1-A8...$       4.95435200             6.93750000%
                  ------------------             ----------
     Class 1-A9...$       7.36458000            10.31250000%
                  ------------------            -----------
     Class 1-A10..$       5.78654974             7.50000000%
                  ------------------             ----------
     Class 1-A11..$       6.14414000             7.50000000%
                  ------------------             ----------
     Class 1-A12..$       6.25000064             7.50000000%
                  ------------------             ----------
     Class 1-A13..$       6.45833333             7.75000000%
                  ------------------             ----------
     Class 1-A14..$       5.00000000             6.00000000%
                  ------------------             ----------

     Class 1-A15..$       4.89448764             7.50000000%
                  ------------------             ----------
     Class 1-A16..$       6.24579952             7.50000000%
                  ------------------             ----------
     Class 1-A17..$       6.24580000             7.50000000%
                  ------------------             ----------
     Class 1-S....$       0.24127735             0.32935666%
                  ------------------             ----------
     Class 1-M....$       6.24579993             7.50000000%
                  ------------------             ----------
     Class 1-B1...$       6.24579836             7.50000000%
                  ------------------             ----------
     Class 1-B2...$       6.24579836             7.50000000%
                  ------------------             ----------
     Class 1-B3...$       6.24579929             7.50000000%
                  ------------------             ----------
     Class 1-B4...$       6.24579882             7.50000000%
                  ------------------             ----------
     Class 1-B5...$       6.24580121             7.50000000%
                  ------------------             ----------
     Class 1-R....$       0.00000000             7.50000000%
                  ------------------             ----------
     Class 1-RL...$       0.00000000             7.50000000%
                  ------------------             ----------
     Class 2-A1...$       5.72480058             7.00000000%
                  ------------------             ----------
     Class 2-A2...$       5.41666641             6.50000000%
                  ------------------             ----------
     Class 2-A3...$       5.41666667             6.50000000%
                  ------------------             ----------
     Class 2-A4...$       5.83333244             7.00000000%
                  ------------------             ----------
     Class 2-A5...$       5.81746240             7.00000000%
                  ------------------             ----------
     Class 2-A6...$       5.23958803             7.00000000%
                  ------------------             ----------
     Class 2-A7...$       5.81578778             7.00000000%
                  ------------------             ----------
     Class 2-S....$       0.38439202             0.50331156%
                  ------------------             ----------
     Class 2-M....$       5.81578757             7.00000000%
                  ------------------             ----------
     Class 2-B1...$       5.81578293             7.00000000%
                  ------------------             ----------
     Class 2-B2...$       5.81578293             7.00000000%
                  ------------------             ----------
     Class 2-B3...$       5.81577983             7.00000000%
                  ------------------             ----------
     Class 2-B4...$       5.81578757             7.00000000%
                  ------------------             ----------
     Class 2-B5...$       5.81579066             7.00000000%
                  ------------------             ----------

          iii)  The amount of servicing      Pool 1                   Pool 2
                compensation received by     ------                   ------
                the Company during the
                month preceding the
                month of distribution:..$     95,869.82             $20,125.33
                                         --------------             ----------
     b)  The amounts below are for the aggregate of all certificates:

           iv)  The Pool Scheduled
                Principal Balances:.....$443,156,798.18         $88,189,298.77
                                        ---------------         --------------
                Number of Mortgage Loans:          1510                    283
                                                   ----                    ---
            v) The Class  Certificate  Principal  Balance  of each Class and the
               Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                         Aggregate Principal Balance  Single Certificate Balance
                         ---------------------------  --------------------------
     Class 1-A1........  $     51,348,218.00                $  1,000.00
                         -------------------                -----------
     Class 1-A2........  $     65,627,405.00                $  1,000.00
                         -------------------                -----------
     Class 1-A3........  $      5,215,005.00                $  1,000.00
                         -------------------                -----------
     Class 1-A4........  $     58,357,050.22                $    984.51
                         -------------------                -----------
     Class 1-A5........  $     24,892,242.90                $    988.53
                         -------------------                -----------
     Class 1-A6........  $     18,527,264.15                $    988.10
                         -------------------                -----------
     Class 1-A7........  $     96,170,077.35                $  1,001.59
                         -------------------                -----------

     Class 1-A8........  $      6,077,909.05                $    810.39
                         -------------------                -----------
     Class 1-A9........  $      1,215,581.81                $    810.39
                         -------------------                -----------
     Class 1-A10.......  $      8,604,413.97                $    901.70
                         -------------------                -----------
     Class 1-A11.......  $     24,388,230.93                $    975.53
                         -------------------                -----------
     Class 1-A12.......  $      5,886,977.00                $  1,000.00
                         -------------------                -----------
     Class 1-A13.......  $      1,752,000.00                $  1,000.00
                         -------------------                -----------
     Class 1-A14.......  $        292,000.00                $  1,000.00
                         -------------------                -----------
     Class 1-A15.......  $      6,341,123.70                $    712.49
                         -------------------                -----------
     Class 1-A16.......  $     41,943,131.36                $    998.65
                         -------------------                -----------
     Class 1-A17.......  $      2,995,937.96                $    998.65
                         -------------------                -----------
     Class 1-PO........  $      1,035,043.15                $    988.06
                         -------------------                -----------
     Class 1-S.........  $    393,742,506.00                $  2,363.41
                         -------------------                -----------
     Class 1-M.........  $      8,994,804.37                $    998.65
                         -------------------                -----------
     Class 1-B1........  $      4,496,902.86                $    998.65
                         -------------------                -----------
     Class 1-B2........  $      4,496,902.86                $    998.65
                         -------------------                -----------
     Class 1-B3........  $      2,248,950.75                $    998.65
                         -------------------                -----------
     Class 1-B4........  $        675,084.68                $    998.65
                         -------------------                -----------
     Class 1-B5........  $      1,574,541.11                $    998.65
                         -------------------                -----------
     Class 1-R.........  $              0.00                $      0.00
                         -------------------                -----------
     Class 1-RL........  $              0.00                $      0.00
                         -------------------                -----------
     Class 2-A1........  $     14,690,939.20                $    963.72
                         -------------------                -----------
     Class 2-A2........  $     13,163,000.00                $  1,000.00
                         -------------------                -----------
     Class 2-A3........  $     12,831,000.00                $  1,000.00
                         -------------------                -----------
     Class 2-A4........  $      1,856,714.00                $  1,000.00
                         -------------------                -----------
     Class 2-A5........  $     24,731,528.05                $    997.28
                         -------------------                -----------
     Class 2-A6........  $     11,240,077.30                $    898.22
                         -------------------                -----------
     Class 2-A7........  $      8,945,190.16                $    993.91
                         -------------------                -----------
     Class 2-S.........  $     82,338,255.71                $    977.14
                         -------------------                -----------
     Class 2-PO........  $        126,911.89                $    993.20
                         -------------------                -----------
     Class 2-M.........  $        894,782.41                $    993.91
                         -------------------                -----------
     Class 2-B1........  $        447,390.71                $    993.91
                         -------------------                -----------
     Class 2-B2........  $        447,390.71                $    993.91
                         -------------------                -----------
     Class 2-B3........  $        268,434.23                $    993.91
                         -------------------                -----------
     Class 2-B4........  $        178,956.48                $    993.91
                         -------------------                -----------
     Class 2-B5........  $        223,697.63                $    993.91
                         -------------------                -----------

           vi)   The following pertains to any real
                 estate acquired on behalf of     Pool 1                Pool 2
                 Certificateholders:              ------                ------
                  Book Value.................$      0.00            $     0.00
                                             -----------            ----------
                  Unpaid Principal Balance...$      0.00            $     0.00
                                             -----------            ----------
                 The aggregate number of Mortgage
                 Loans included in the Principal Balance
                 set forth above.............$      0.00            $     0.00
                                             -----------            ----------

          vii) Aggregate number and aggregate Principal Balances of delinquent Mortgage Loans, as of the opening of business on the related Determination Date:
                                                 Loans         Principal Balance
                                                 -----         -----------------
          Pool 1...........................
                      *(1)  *30-59 days            22             $6,219,264.83
                                                   --             -------------
                       (2)  60-89 days              4             $1,093,474.32
                                                    -             -------------
                       (3)  90 days or more         0             $        0.00
                                                    -             -------------
                       (4)  in foreclosure          0             $        0.00
                                                    -             -------------
          Pool 2...........................
                      *(1)  30-59 days              7             $2,052,905.53
                                                    -             -------------
                       (2)  60-89 days              0             $        0.00
                                                    -             -------------
                       (3)  90 days or more         0             $        0.00
                                                    -             -------------
                       (4)  in foreclosure          0             $        0.00
                                                    -             -------------
         viii) The aggregate number of replaced Mortgage loans and Scheduled Principal Balance:

                     Pool 1................         0             $        0.00
                                                    -             -------------
                     Pool 2................         0             $        0.00
                                                    -             -------------
           ix) The aggregate number of modified Mortgage loans and
               Principal Balance:
                     Pool 1................         0             $        0.00
                                                    -             -------------
                     Pool 2................         0             $        0.00
                                                    -             -------------
            x) Certificate Interest Rate of:
                     Class 1-A8 Certificates:       6.937500%
                                                    --------
                     Class 1-A9 Certificates:      10.312500%
                                                   ---------
                     Class 1-S Certificates:        0.329357%
                                                    --------
                     Class 2-S Certificates:        0.503312%
                                                    --------

                                                  Pool 1                 Pool 2
                                                  ------                 ------
           xi)  Senior Percentage ........... 94.93590000%          97.20680000%
                                              -----------           -----------
          xii)  Group I Senior Percentage  .. 84.81554690%          87.05264700%
                                              -----------           -----------
         xiii)  Group II Senior Percentage .. 10.12035310%          10.15415300%
                                              -----------           -----------
          xiv)  Senior Prepayment Percentage.100.00000000%         100.00000000%
                                             -------------         ------------
           xv)  Group I Senior Prepayment
                Percentage  .................100.00000000%         100.00000000%
                                            -------------          ------------
          xvi)  Group II Senior Prepayment
                Percentage...................  0.00000000%           0.00000000%
                                               ----------            ----------
         xvii)  Group I Scheduled Distribution
                Percentage ..................  0.00000000%                  N/A
                                               ----------                   ---
        xviii)  Group II Scheduled Distribution
                Percentage ..................  0.00000000%                  N/A
                                               ----------                   ---
         xviv)  Junior Percentage ...........  5.06410000%           2.79320000%
                                               ----------            ----------
          xvx)  Junior Prepayment Percentage   0.00000000%           0.00000000%
                                               ----------            ----------

         xvxi) Amount of distribution of Class 1-A7 Certificates allocable to interest accrued on Components of Class 1-A7 Certificates:

                Class 1-A7A Certificates:    $  267,370.42           7.50000000%
                                             -------------           ----------
                Class 1-A7B Certificates:    $  333,320.31           7.50000000%
                                             -------------           ----------
                Class 1-A7C Certificates:    $   83,807.31           7.50000000%
                                             -------------           ----------
                Class 1-A7D Certificates:    $   24,524.84           7.50000000%
                                             -------------           ----------
       xvxii) Amount of distribution of Class 1-A5 Certificates allocable to interest accrued on Components of Class 1-A5 Certificates:

               Class 1-A5A Certificates:    $     5,712.50           7.50000000%
                                            --------------           ----------
               Class 1-A5B Certificates:    $   150,829.23           7.50000000%
                                            --------------           ----------

     * It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.